Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501

800.847.0200

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

Thornburg New York Intermediate Municipal Fund
ALL DATA AS OF 12.31.99

Fund facts  Thornburg New York Intermediate Municipal Fund
         Thornburg
         New York Intermediate
         Municipal Fund
         A Shares

SEC Yield                      4.28%
Taxable Equiv. Yield           7.99%
NAV                          $12.11
Max. Offering Price          $12.36

Total returns  (Annual Average - After Subtracting Maximum Sales Charge)
One Year                     (2.30)%
Since Inception               2.87%
Inception Date              (9.5.97)


Taxable equivalent yield assumes a 39.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.46% New York City tax rate. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 2.00%.

The data quoted represent past performance and may not be construed as a guarantee of future results.

Dear Shareholder,
We are pleased to present the Semi-Annual Report for the New York Portfolio of Thornburg Intermediate Municipal Fund for the six month period ending December 31, 1999. The net asset value of the A shares decreased by 25 cents to $12.11 during the period. If you were with us for the entire period, you received dividends of 31.5 cents per share. If you reinvested your dividends, you received 31.9 cents per share.

As we write this letter to you, the bond market is attempting to predict the probable net effect on interest rates of two powerful forces. The strong U.S. economy continues to gather strength, as does the New York economy. Our economic strength is now augmented by improving economies in most other large countries of the world. By itself, this economic strength should continue to put upward pressure on interest rates, as it did in 1999. On the other hand, deficit spending by the governments around the world, a hallmark of the last 30 years, is receding. The U.S. Government, which will pay off $200 billion of treasury bonds this year, leads the way. But it is not alone. Municipal bond issuance totaled only $8 billion in January of this year, down over 50% from last year due to swelling tax receipts in most state and local government entities. We wish to remind you that while day to day interest rate movements do effect the daily market prices of the individual bonds in your Thornburg New York Municipal Fund portfolio (and our reinvestment opportunities), these interest rate movements do not change the ultimate maturity values of your bonds.

A simple example may help. An investor who buys a 5 year bond with a 5% interest rate expects a total return of 25% from the bond...5 years of 5% interest. If interest rates increase by 1.3% (to 6.3%) during the first year the investor owns the bond, the market price of the bond will decline to 95% of the maturity value. The decline in the market price almost exactly offsets the interest income received on the bond during the year, yielding a total return on the bond during the year of approximately 0%. This describes rather well how many bonds in your New York Intermediate Municipal Fund performed last year, even though many of your bonds have maturities longer than 5 years. We are not discouraged by increases in market interest rates, as we will explain in the next paragraph. Either the original bondholder or the next buyer (if the original bondholder sells out) will eventually get a total return of 25% over the remaining 4 year life of the bond. In this example, the components of the 25% return will include
(i) 4 years of 5% interest (4 x 5% = 20%), and (ii) the recovery of the 5% market price decline by the bond's maturity date. In this example, if the total return for the first year of the bond's life is 0%, the average annual return over the remaining 4 years is 6.38%. The final 5 year outcome doesn't change...unless the original bondholder gets rattled by the 0% total return in the first year and sells while the market price is depressed. In fact, we are encouraged by increases in market interest rates, because your Thornburg New York Intermediate Municipal Fund is a laddered bond portfolio. The New York portfolio consists of over 40 municipal obligations from New York borrowers. Approximately 85% of the bonds are rated A or better by one of the major rating agencies and NONE of your bonds are subject to the alternative minimum tax that applies to certain private activity municipal bonds. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature at par during each of the coming years. As these bonds mature, we would look forward to the chance to reinvest the proceeds at higher yields, should they become available! The following chart describes the percentages of your fund's portfolio maturing in each of the coming years.

                            % of portfolio             Cumulative %
                            maturing within        maturing by end of
                             2 years = 15%            year 2 = 15%
                        2 to 4 years = 12%            year 4 = 27%
                        4 to 6 years = 11%            year 6 = 38%
                        6 to 8 years = 15%            year 8 = 53%
                       8 to 10 years = 8%            year 10 = 61%
                      10 to 12 years = 12%           year 12 = 73%
                      12 to 14 years = 13%           year 14 = 86%
                      14 to 16 years = 10%           year 16 = 96%
                      16 to 18 years = 2%            year 18 = 98%









Today, your fund's weighted average maturity is 9 years, and we always keep it below 10 years. Over the last six months, your average portfolio maturity has remained largely unchanged. If bond yields increase in the coming months, we will extent your maturities slightly in order to lock in the higher yields. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in the New York Portfolio of Thornburg Intermediate Municipal Fund.

Sincerely,

Brian McMahon     George Strickland
Managing Director Managing Director

ASSETS

Investments at value (cost $24,215,937) ...................   $25,203,530
Cash ......................................................       111,581
Interest receivable .......................................       396,605
Receivable for fund shares sold ...........................       197,575
                                                                      911
         Total Assets .....................................    25,910,202

LIABILITIES

Payable for securities purchased ..........................       990,327
Accounts payable and accrued expenses .....................        18,817
Payable to investment advisor (Note 3) ....................         4,630
Dividends payable .........................................        41,805
         Total Liabilities ................................     1,055,579

NET ASSETS ................................................   $24,854,623

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($24,854,623
applicable to 2,051,988 shares of beneficial interest
outstanding - Note 4) .....................................   $     12.11

Maximum sales charge, 2.00 % of offering
price (2.04% of net asset value per share) ................          0.25
Maximum Offering Price Per Share ..........................   $     12.36

See notes to financial statements .........................

INVESTMENT INCOME:
Interest income (net of premium amortized
of $30,090) ...................................................   $ 734,702

EXPENSES:

Investment advisory fees (Note 3) .............................      62,558
Administration fees (Note 3) ..................................      15,640
Service fees (Note 3) .........................................      31,279
Transfer agent fees ...........................................      12,868
Custodian fees ................................................      13,800
Professional fees .............................................       4,373
Accounting fees ...............................................         982
Trustee fees ..................................................         276
Other expenses ................................................         641

Total Expenses ................................................     142,417

Less:
         Expenses reimbursed by investment advisor (Note 3) ...     (48,579)

                           Net Expenses .......................      93,838

                           Net Investment Income ..............     640,864

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (Note 5)
Net realized (loss) on investments sold .......................     (45,445)
(Decrease) in unrealized appreciation of investments ..........    (467,171)

                           Net Realized and Unrealized
                           Gain (Loss) on Investments .........    (512,616)

                           Net Increase in Net Assets Resulting
                           From Operations ....................   $ 128,248

See notes to financial statements .............................

Six Months Ended
December 31, 1999Year Ended

June 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:

Net investment income .................................           $       640,864 $     1,262,748
Net realized gain (loss) on investments sold .....................        (45,445)         (5,095)
Increase (decrease) in unrealized appreciation of investments ....       (467,171)       (636,305)

                  Net Increase in Assets Resulting from Operations        128,248         621,348

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ..........................................       (640,864)     (1,262,748)

From realized gains

         Class A Shares ..........................................              0         (39,569)

FUND SHARE TRANSACTIONS (Note 4):
         Class A Shares ..........................................        734,217        (158,266)

                  Net Increase (Decrease) in Net Assets ..........        221,601        (839,235)

NET ASSETS:
         Beginning of period .....................................     24,633,022      25,472,257

         End of period ...........................................   $ 24,854,623    $ 24,633,022


See notes to financial statements ................................

Note 1 - Organization

Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in Municipal Obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the fund will seek to have dividends paid to its individual shareholders exempt form New York City income taxes.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Trust are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the six months ended December 31, 1999 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Trust has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ended December 31, 1999, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the six months ended December 31, 1999 the Adviser voluntarily reimbursed certain operating expenses amounting to $48,579. The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended December 31, 1999, the Distributor earned commissions aggregating $47 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest

At December 31, 1999 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $23,918,157. Transactions in shares of beneficial interest were as follows:

                                                Six Months Ended                     Year Ended
                                                December 31, 1999                 June 30, 1999
                                                     Shares        Amount         Shares          Amount
Class A Shares

Shares sold ...................................    110,287      $ 1,350,286      160,953       $ 2,053,855
Shares issued to shareholders in
         reinvestment of distributions ........     32,113          392,800       61,983           788,545

Shares repurchased ............................    (82,658)      (1,008,869)    (235,579)       (3,000,666)

Net Increase (Decrease) .......................     59,742         $734,217      (12,643)       ($ 158,266)



Note 5 - Securities Transactions
For the six months ended December 31, 1999 the Fund had purchase and sale transactions (excluding short-term securities) of $5,863,210 and $2,936,132, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At December 31, 1999, net unrealized appreciation of investments was $987,593, resulting from $1,050,264 gross unrealized appreciation and $62,671 gross unrealized depreciation.

Accumulated net realized loss from security transactions included in net assets at December 31, 1999 aggregated $51,126.


                                                    Six Months Ended
                                                    December 31, 1999            Year Ended June 30:
                                                                                 1999          1998*
CLASS A SHARES:

Net asset value, beginning of period ................   $       12.36     $       12.71  $       12.50

Income from investment operations:

         Net investment income ......................            0.32              0.64           0.52
         Net realized and unrealized
         gain (loss) on investments .................           (0.25)            (0.33)          0.21

Total from investment operations ....................            0.07              0.31           0.73
Less dividends from:
         Net investment income ......................           (0.32)            (0.64)         (0.52)
         Realized capital gains .....................            0.00             (0.02)          0.00

Change in net asset value ...........................           (0.25)            (0.35)          0.21

Net asset value, end of period ......................   $       12.11     $       12.36  $       12.71

TOTAL RETURN (a) ....................................            0.53%             2.38%          5.92%

RATIOS/SUPPLEMENTAL DATA Ratios to average net asset:

         Net investment income ......................            5.12%(b)          5.00%          4.99%(b)
         Expenses, after expense reductions .........            0.75%(b)          0.75%          0.78%(b)
         Expenses, before expense reductions ........            1.14%(b)          1.16%          1.19%(b)

Portfolio turnover rate .............................           12.14%             9.06%         42.26%

Net assets at end of period (000) ..................    $       24,855   $        24,633  $       25,472

(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b) Annualized.
    *Sales of Class I shares commenced on September 4, 1997.


Schedule of Investments
Thornburg New York Intermediate Municipal Fund
December 31, 1999

CUSIPS:  Class A - 885-215-665
NASDAQ Symbols: Class A - THNYX
590,000          Amherst Industrial Development Authority Lease Revenue Bonds     NR/A          $595,180
                 Series A, 5.25% due10/1/2007 (Pink Complex Project; LOC: Key
                 Bank)
700,000          Bethlehem Central School District General Obligation, 7.10%      Aaa/AAA       785,862
                 due 11/1/2006(Insured: AMBAC)
215,000          Canastota Central School District General Obligation, 7.10%      Baa2/NR       235,786
                 due 6/15/2007
205,000          Canastota Central School District General Obligation, 7.10%      Baa2/NR       226,337
                 due 6/15/2008
250,000          Dutchess County Industrial Development Agency, 5.55% due         NR/AA-        236,890
                 7/1/2014
1,000,000        Dutchess County Industrial Development Agency, 6.05% due         NR/AA         998,070
                 11/1/2019  (Kaatsbaan Dance Center Project)
550,000          Guam Power Authority Revenue Series A, 6.625% due 10/1/2014      NR/AAA        603,867
880,000          Monroe County Industrial Development Agency Revenue, 6.45% due   Aa1/NR        924,255
                 2/1/2014 (CivicFacility - Depaul Community Facility Project;
                 LOC: Fleet Bank of New York)
500,000          MTA New York Service Contract Rev., 7.00% due 7/1/2004           Aaa/A-        527,365
                 pre-refunded 7/01/01 @102
530,000          Nassau Health Care Corporation, 6.00% due 8/1/2011               Aaa/AAA       551,529
460,000          New York City General Obligation, 7.10% due 2/1/2009             A3/A-         488,502
                 pre-refunded 2/01/02 @101.5
500,000          New York City General Obligation, 7.00% due 2/1/2019             NR/A-         529,995
                 pre-refunded 7/01/02 @101.5
1,000,000        New York City General Obligation Series B, 7.20% due 8/15/2008   A3/A-         1,105,080
                 pre-refunded8/15/04 @ 101
250,000          New York City General Obligation Series B-1, 7.30% due           Aaa/A-        277,733
                 8/15/2010 pre-refunded8/15/04 @ 101
1,000,000        New York City Municipal Water Finance Authority, Series B,       Aaa/AAA       1,032,170
                 5.75% due 6/15/2013
400,000          New York City Municipal Water Finance Authority, 4.70% due       VMIG1/A1+     400,000
                 6/15/2024 put1/1/2000  (daily demand notes)
40,000           New York City Unrefunded Balance General Obligation, 7.10% due   A3/A-         42,233
                 2/1/2009
505,000          New York Dormitory Authority, 6.00% due 7/1/2008 (Champlain      NR/AAA        531,058
                 Valley PhysiciansProject; Insured: Connie Lee)
500,000          New York Dormitory Authority Revenue Series B, 6.25% due         Aaa/AAA       536,995
                 5/15/2014 pre-refunded5/15/04 @ 102
200,000          New York Dormitory Authority Revenue, 7.85% due 2/1/2029 (Park   NR/AAA        204,468
                 Ridge HousingInc. Project; Collateralized: GNMA)
500,000          New York Dormitory Authority Revenue, 7.35% due 8/1/2029         NR/AAA        543,305
                 (Jewish GeriatricProject; Insured: FHA)
155,000          New York Dormitory Authority Revenues, City University Series    Baa1/BBB+     156,482
                 C, 6.00% due7/1/2016 pre-refunded 7/01/00 @ 100
345,000          New York Dormitory Authority Revenues, City University Series    Baa1/BBB+     340,032
                 C, 6.00% due7/1/2016
1,000,000        New York Dormitory Authority Revenues, 6.10% due 7/1/2019        Aa1/NR        969,010
                 (Ryan ClintonCommunity Health CenterProject;  Insured: Sonyma
                 Mortgage)
400,000          New York Environmental Facilities Corp. PCR St. Water            Aa2/AA-       408,984
                 Revolving Fund Series B,7.50% due 3/15/2011
600,000          New York Environmental Facilities Corp. PCR St. Water            Aa1/AAA       656,172
                 Revolving Fund Series E,6.875% due 6/15/2014 refunded 6/01/04
                 @ 101.5
400,000          New York Environmental Facilities Corp. PCR St. Water            Aa1/AA-       431,104
                 Revolving Fund Series E,6.875% due 6/15/2014
1,000,000        New York General Obligation, 9.875% due 11/15/2005               A2/A+         1,242,050
750,000          New York Housing Finance Agency SVC Contract Obligation Rev.     Baa1/A-       761,062
                 Series A, 6.375%due 9/15/2015
200,000          New York Local Government Assistance Corporation Series 1992,    NR/BBB+       209,078
                 6.875% due3/15/2006
1,000,000        New York Medical Care Facilities Finance Agency Rev. Secured     Baa/AAA       1,062,150
                 Hospital Rev.Series 1991-A, 7.35% due 8/15/2011 pre-refunded
                 8/15/01 @ 102
500,000          New York Medical Care Facilities Finance Agency Rev. Series A,   Aaa/AAA       550,075
                 6.85% due2/15/2017 pre-refunded 2/15/05 @ 102 (Brookdale
                 Hospital Medical Center Project)
500,000          New York Medical Care Facilities Finance Agency Rev. Series A,   Aaa/AAA       549,055
                 6.80% due2/15/2020 pre-refunded 2/15/05 @ 102 (New York
                 Downtown Hospital Project)
140,000          New York Medical Care Facilities Finance Agency Revenue,         NR/AA         144,309
                 6.125% due 2/15/2014
650,000          New York Medical Care Facilities Finance Agency Revenue Series   Aaa/AAA       684,443
                 A, 6.50% due11/1/2019 pre-refunded 11/1/01 @ 102 (Aurelia
                 Osborn Fox Memorial HospitalProject; Insured: FSA)
600,000          New York Medical Care Facilities Finance Agency Revenue Series   Aaa/AAA       614,352
                 B, 7.45% due2/15/2029 pre-refunded 2/15/00 @ 102 (St. Lukes
                 Hospital Project; Insured: FHA)
1,000,000        New York Mortgage Agency Rev. Series 29-B, 6.45% due 4/1/2015    Aa2/NR        1,027,220
2,000,000        New York Urban Dev. Corp Correctional Facilities Rev., 0% due    Baa1/A-       1,297,760
                 1/1/2008
355,000          Oneida County Industrial Development Agency, 6.00% due           NR/AA         363,850
                 1/1/2010
400,000          Onondaga County Industrial Development Civic Facilities          NR/A+         425,588
                 Revenue, 7.90% due1/1/2017  pre-refunded 1/1/03 @ 103 (LOC:
                 Fleet Trust Company)
300,000          Puerto Rico Industrial Tourist Educational Medical and           NR/BBB-       288,099
                 Environmental ControlFacilities Series A, 5.70% due 8/1/2013
                 (Polytechnic University Puerto RicoProject)
100,000          Southampton Village General Obligation Series B, 7.60% due       Aaa/AAA       109,647
                 9/1/2003 (Insured:MBIA)
500,000          Triborough Bridge and Tunnel Authority Special Obligation        A1/A-         520,300
                 Series B, 6.875% due1/1/2015
625,000          Valley Central School District Montgomery, 7.15% due 6/15/2007   Aaa/AAA       706,350
                 (Insured: AMBAC)
165,000          Watkins Glen Central School District, 7.25% due 6/15/2004        Aaa/AAA       181,086
                 (Insured: MBIA)
110,000          Waverly General Obligation, 9.05% due 6/15/2004 (Insured:        Aaa/AAA       128,592
                 MBIA) (ETM)

                 TOTAL INVESTMENTS (Cost $24,215,937)                                       $ 25,203,530

+                 Credit ratings are unaudited.
                 See notes to financial statements.
